UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 26, 2004

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

          On July 26, 2004, Unifi, Inc. issued a news release announcing that it has signed an agreement to acquire the INVISTA polyester filament manufacturing assets, including inventories, located in Kinston, N.C., a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1       News Release disseminated on July 26, 2004 by Unifi, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                              UNIFI, INC.

                                                                                              By: /s/ CHARLES F. MCCOY
                                                                                                         Charles F. McCoy, Vice President

Dated: July 26, 2004